UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2021

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 11, 2021, ImmunoGen, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with RA Capital Healthcare Fund, L.P. (the “Investor”), pursuant to which the Company agreed to sell to the Investor a pre-funded warrant (the “Pre-Funded Warrant”) to purchase up to an aggregate of 5,434,782 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for aggregate consideration of $29,945,648.82, or $5.51 per share of Common Stock underlying the Pre-Funded Warrant, which, together with the per share exercise price, is equal to $5.52, the closing price of our Common Stock as reported on the Nasdaq Global Select Market on August 4, 2021, the date the Company and the Investor first discussed a potential investment.

The issuance and sale of the Pre-Funded Warrant under the Securities Purchase Agreement (and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrant) are registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-251502).

The Securities Purchase Agreement contains certain representations, warranties, and covenants for the benefit of the parties to the Securities Purchase Agreement and should not be relied upon by any of our investors who are not parties to Securities Purchase Agreement, nor should any such investor rely upon any descriptions thereof as characterizations of the actual state of facts or condition. Such investors are not third-party beneficiaries under the Securities Purchase Agreement.

Pre-Funded Warrant

Pursuant to the Securities Purchase Agreement, the Company will issue the Pre-Funded Warrant to the Investor. The Pre-Funded Warrant entitles the Investor to purchase shares of Common Stock at an exercise price equal to $0.01 per share. The Pre-Funded Warrant will be exercisable at any time beginning on the date of issuance. The number of shares of the Company’s Common Stock issuable upon exercise of the Pre-Funded Warrant is subject to adjustment upon certain corporate events, including certain stock dividends and splits, combinations, reclassifications, and certain other events.

The Investor may exercise the Pre-Funded Warrant by delivering an exercise notice, completed and duly signed, and payment in cash of the exercise price for the number of shares of the Company’s Common Stock for which the Pre-Funded Warrant is being exercised. The Investor may also satisfy its obligation to pay the exercise price through a “cashless exercise,” in which the Investor receives the net value of the Pre-Funded Warrant in shares of Common Stock determined according to the formula set forth in the Pre-Funded Warrant.

The Investor will not be entitled to exercise any portion of the Pre-Funded Warrant that, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Investor (together with its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Investor for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended) to exceed 9.99% of the total number of then issued and outstanding shares of Common Stock, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant. This threshold is subject to the Investor’s rights under the Pre-Funded Warrant to increase or decrease such percentage to any other percentage not in excess of 19.99% upon at least 61 days’ prior notice from the Investor to the Company.

A copy of the opinion of Ropes & Gray LLP relating to the legality of the issuance and sale of the Pre-Funded Warrant (and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrant) described above is attached as Exhibit 5.1 hereto.

Copies of the Securities Purchase Agreement and the Form of Pre-Funded Warrant are filed herewith as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 7.01	Regulation FD Disclosure.

After giving effect to the sale of the Pre-Funded Warrant to the Investor, the Company expects that its current cash will fund operations into the fourth quarter of 2022.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements based on management's current expectations. These statements include, but are not limited to, the Company’s expectations related to how long its current cash will fund operations. For these statements, the Company claims the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Various factors could cause the Company’s actual results to differ materially from those discussed or implied in the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. Factors that could cause future results to differ materially from such expectations include, but are not limited to: the timing and outcome of the Company’s preclinical and clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of preclinical studies, clinical trials, and regulatory processes; the Company’s ability to financially support its product programs; risks and uncertainties associated with the scale and duration of the COVID-19 pandemic and the resulting impact on the Company’s industry and business; and other factors as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Ropes & Gray LLP.

10.1	Securities Purchase Agreement dated August 11, 2021 between ImmunoGen, Inc. and RA Capital Healthcare Fund, L.P.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL (eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2021		ImmunoGen, Inc.

	By:	/s/ Renee Lentini
Renee Lentini
Vice President, Chief Accounting Officer